SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 21, 1997
(Date of earliest event reported)



                      Southern Pacific Secured Assets Corp.
             (Exact name of registrant as specified in its charter)


California                         33-0659688                 33-39039
-------------------------         -----------              -------------------
(State or Other Juris-            (Commission              (I.R.S. Employer
diction of Incorporation)         File Number)             Identification No.)


       One Centerpointe Drive, Suite 500, Lake Oswego, Oregon          97035
       ------------------------------------------------------        ---------
           (Address of Principal Executive Office)                   (Zip Code)


        Registrant's telephone number, including area code:(503) 684-4700



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Item 5.  OTHER EVENTS.

                  On or about December 9, 1997, the Registrant will cause the issuance and sale of approximately $450,000,000 initial principal amount of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1997, among the Registrant, Southern Pacific Funding Corporation, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.

                  In connection with the sale of the Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Greenwich Capital Markets Inc. (together the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-39039, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual


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                                       -3-

         characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.        DESCRIPTION
-----------      -----------        -----------


    1                99             Computational Materials-- Computational
                                    Materials (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of The Southern
                                    Pacific Mortgage-Loan Asset-Backed Pass-
                                    Through Certificates, Series 1997-4 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427,
                                    August 7, 1997)





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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       SOUTHERN PACIFIC SECURED ASSETS
                                       CORP.

                                       By:   /s/ James L. Smith
                                             ---------------------------
                                       Name:     James L. Smith
                                       Title:    Director




Dated: November 21, 1997



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                                       -5-

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       SOUTHERN PACIFIC SECURED ASSETS
                                       CORP.

                                       By:
                                             ---------------------------
                                       Name:     James L. Smith
                                       Title:    Director




Dated: November 21, 1997


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                                       -6-

                                  EXHIBIT INDEX


                Item 601 (a) of    Sequentially
   Exhibit      Regulation S-K     Numbered
   Number       Exhibit No.        Description                   Page
   ------       ---------------    -----------                   ----

     1               99            Computational Materials        6




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                                       -7-

                                   EXHIBIT 99